Exhibit 99.2

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	15,398	16,735	16,108	15,955	64,196	14,593	13,664	14,141	15,569	57,967
Equity in earnings of affiliates	328	377	445	89	1,239	490	529	412	480	1,911
Gain (loss) on dispositions	612	36	(260)	(18)	370	940	583	118	16	1,657
Other income	84	82	6	92	264	60	66	42	301	469
Total Revenues and Other Income	16,422	17,230	16,299	16,118	66,069	16,083	14,842	14,713	16,366	62,004

Costs and Expenses
Purchased commodities	6,921	7,625	7,922	7,329	29,797	6,078	5,721	6,357	7,076	25,232
Production and operating expenses	1,484	1,530	1,689	1,723	6,426	1,559	1,802	1,637	1,795	6,793
Selling, general and administrative expenses	247	204	143	271	865	326	235	329	216	1,106
Exploration expenses	170	255	261	352	1,038	675	265	215	345	1,500
Depreciation, depletion and amortization	1,802	1,800	1,602	1,623	6,827	1,571	1,580	1,650	1,779	6,580
Impairments	-	-	-	321	321	214	82	-	384	680
Taxes other than income taxes	880	1,192	898	1,029	3,999	1,095	900	673	878	3,546
Accretion on discounted liabilities	103	106	106	107	422	105	103	100	86	394
Interest and debt expense	257	242	230	225	954	190	197	161	161	709
Foreign currency transaction (gains) losses	7	20	47	(50)	24	5	12	-	24	41
Total Costs and Expenses	11,871	12,974	12,898	12,930	50,673	11,818	10,897	11,122	12,744	46,581
Income from continuing operations before income taxes	4,551	4,256	3,401	3,188	15,396	4,265	3,945	3,591	3,622	15,423
Provision for income taxes	2,286	2,040	1,974	1,908	8,208	2,086	2,225	1,851	1,780	7,942
Income from continuing operations	2,265	2,216	1,427	1,280	7,188	2,179	1,720	1,740	1,842	7,481
Income from discontinued operations	777	1,203	1,204	2,130	5,314	776	569	73	(401)	1,017
Net Income	3,042	3,419	2,631	3,410	12,502	2,955	2,289	1,813	1,441	8,498
Less: net income attributable to noncontrolling interests	(14)	(17)	(15)	(20)	(66)	(18)	(22)	(15)	(15)	(70)
Net Income Attributable to ConocoPhillips	3,028	3,402	2,616	3,390	12,436	2,937	2,267	1,798	1,426	8,428

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.57	1.57	1.04	0.96	5.18	1.69	1.36	1.41	1.49	5.95
Discontinued operations	0.54	0.86	0.89	1.62	3.86	0.60	0.46	0.06	(0.33)	0.82
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.11	2.43	1.93	2.58	9.04	2.29	1.82	1.47	1.16	6.77
Diluted
Continuing operations	1.56	1.56	1.03	0.95	5.14	1.67	1.35	1.40	1.48	5.91
Discontinued operations	0.53	0.85	0.88	1.61	3.83	0.60	0.45	0.06	(0.32)	0.81
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.09	2.41	1.91	2.56	8.97	2.27	1.80	1.46	1.16	6.72

Average Common Shares Outstanding (in thousands)
Basic	1,432,285	1,399,473	1,357,710	1,312,184	1,375,035	1,283,493	1,248,300	1,220,462	1,223,422	1,243,799
Diluted	1,445,477	1,412,147	1,369,562	1,322,773	1,387,100	1,293,104	1,258,189	1,229,343	1,231,395	1,253,093

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	894	781	789	691	3,155	983	856	820	882	3,541

Lower 48 and Latin America	521	528	504	477	2,030	426	207	250	279	1,162

Canada	(23)	123	85	(139)	46	(725)	(134)	(39)	(38)	(936)

Europe	1,468	1,625	1,385	1,809	6,287	1,464	1,896	962	1,188	5,510

Asia Pacific and Middle East	1,388	1,501	943	1,147	4,979	2,204	1,090	1,105	1,175	5,574

Other International	247	(6)	(41)	(413)	(213)	282	409	798	356	1,845

LUKOIL Investment	362	-	-	-	362	-	-	-	-	-

Corporate and Other	(306)	(296)	(264)	(384)	(1,250)	(369)	(379)	(305)	(220)	(1,273)

Consolidated	4,551	4,256	3,401	3,188	15,396	4,265	3,945	3,591	3,622	15,423

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	36.8%	37.0%	36.3%	38.5%	37.1%	36.9%	35.7%	34.8%	35.4%	35.8%

Lower 48 and Latin America**	37.5%	36.0%	33.8%	38.9%	36.5%	40.2%	42.6%	26.9%	-69.6%	11.4%

Canada	217.5%	18.4%	14.2%	21.8%	-100.3%	24.3%	29.8%	19.2%	73.2%	26.9%

Europe	68.3%	67.2%	80.7%	68.8%	70.9%	73.4%	64.7%	86.3%	74.0%	72.8%

Asia Pacific and Middle East	36.9%	35.3%	48.9%	33.4%	37.9%	20.4%	27.1%	38.1%	35.0%	28.3%

Other International	74.5%	-32.7%	53.4%	0.5%	-76.1%	92.6%	114.0%	38.3%	127.2%	80.5%

LUKOIL Investment	34.1%	0.0%	0.0%	0.0%	34.1%	0.0%	0.0%	0.0%	0.0%	0.0%

Corporate and Other	3.6%	29.1%	19.8%	36.7%	23.2%	15.8%	31.1%	16.7%	23.9%	22.0%

Consolidated	50.2%	48.0%	58.0%	59.8%	53.3%	48.9%	56.4%	51.5%	49.1%	51.5%
*Alaska including taxes other than income taxes	60.2%	69.3%	64.4%	71.4%	66.5%	66.0%	63.9%	56.7%	61.7%	62.5%
**Lower 48 and Latin America fourth quarter effective tax rate excluding special items was 38.3%.

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	564	492	502	426	1,984	620	551	535	570	2,276

Lower 48 and Latin America*	325	337	334	292	1,288	255	119	182	473	1,029

Canada	27	101	73	(110)	91	(549)	(94)	(31)	(10)	(684)

Europe	466	533	266	565	1,830	389	669	132	308	1,498

Asia Pacific and Middle East	863	956	469	744	3,032	1,738	772	669	749	3,928

Other International	63	(9)	(19)	(412)	(377)	21	(57)	492	(97)	359

LUKOIL Investment	239	-	-	-	239	-	-	-	-	-

Corporate and Other	(295)	(210)	(211)	(244)	(960)	(311)	(262)	(254)	(166)	(993)

Discontinued Operations - Phillips 66	724	1,118	1,134	2,066	5,042	712	534	1	(15)	1,232

Discontinued Operations - Other International	52	84	68	63	267	62	35	72	(386)	(217)

Consolidated	3,028	3,402	2,616	3,390	12,436	2,937	2,267	1,798	1,426	8,428
*Lower 48 only:	312	301	299	270	1,182	234	104	145	262	745

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	(54)	-	-	(54)	-	-	-	(25)	(25)

Lower 48 and Latin America*	151	8	(1)	(47)	111	-	-	-	316	316

Canada	4	19	-	(202)	(179)	(520)	-	-	(42)	(562)

Europe	-	-	(109)	-	(109)	-	255	(167)	(80)	8

Asia Pacific and Middle East	-	-	(320)	(101)	(421)	937	(17)	(133)	-	787

Other International	-	-	-	(395)	(395)	-	-	443	(108)	335

LUKOIL Investment	237	-	-	-	237	-	-	-	-	-

Corporate and Other	-	-	-	(45)	(45)	(33)	(40)	(118)	11	(180)

Discontinued Operations - Phillips 66	724	1,118	1,134	2,066	5,042	712	534	1	(15)	1,232

Discontinued Operations - Other International	52	84	68	63	267	62	35	72	(386)	(217)

Consolidated	1,168	1,175	772	1,339	4,454	1,158	767	98	(329)	1,694
*Lower 48 only:	151	(1)	(1)	(47)	102	-	-	-	115	115

ADJUSTED EARNINGS

Alaska	564	546	502	426	2,038	620	551	535	595	2,301

Lower 48 and Latin America*	174	329	335	339	1,177	255	119	182	157	713

Canada	23	82	73	92	270	(29)	(94)	(31)	32	(122)

Europe	466	533	375	565	1,939	389	414	299	388	1,490

Asia Pacific and Middle East	863	956	789	845	3,453	801	789	802	749	3,141

Other International	63	(9)	(19)	(17)	18	21	(57)	49	11	24

LUKOIL Investment	2	-	-	-	2	-	-	-	-	-

Corporate and Other	(295)	(210)	(211)	(199)	(915)	(278)	(222)	(136)	(177)	(813)

Consolidated	1,860	2,227	1,844	2,051	7,982	1,779	1,500	1,700	1,755	6,734
*Lower 48 only:	161	302	300	317	1,080	234	104	145	147	630

	2011					2012
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Cancelled projects	-	(54)	-	-	(54)	-	-	-	-	-
Pending claims and settlements	-	-	-	-	-	-	-	-	(25)	(25)
Total	-	(54)	-	-	(54)	-	-	-	(25)	(25)

Lower 48 and Latin America
Gain (loss) on asset sales	151	8	(1)	(3)	155	-	-	-	-	-
Impairments	-	-	-	(44)	(44)	-	-	-	(121)	(121)
Tax loss carry forward realization	-	-	-	-	-	-	-	-	236	236
Pending claims and settlements	-	-	-	-	-	-	-	-	201	201
Total	151	8	(1)	(47)	111	-	-	-	316	316

Canada
Gain (loss) on asset sales	4	19	-	(12)	11	-	-	-	-	-
Impairments	-	-	-	(190)	(190)	(520)	-	-	(42)	(562)
Total	4	19	-	(202)	(179)	(520)	-	-	(42)	(562)

Europe
International tax law changes	-	-	(109)	-	(109)	-	-	(167)	-	(167)
Gain (loss) on asset sales	-	-	-	-	-	-	285	-	-	285
Impairments	-	-	-	-	-	-	(30)	-	(80)	(110)
Total	-	-	(109)	-	(109)	-	255	(167)	(80)	8

Asia Pacific and Middle East
Gain (loss) on asset sales	-	-	(279)	-	(279)	937	-	(133)	-	804
Bohai Bay incidents	-	-	(41)	(101)	(142)	-	(89)	-	-	(89)
Deferred tax adjustment	-	-	-	-	-	-	72	-	-	72
Total	-	-	(320)	(101)	(421)	937	(17)	(133)	-	787

Other International
Gain (loss) on asset sales	-	-	-	-	-	-	-	443	-	443
Impairments	-	-	-	(395)	(395)	-	-	-	(108)	(108)
Total	-	-	-	(395)	(395)	-	-	443	(108)	335

LUKOIL Investment
Gain (loss) on asset sales	237	-	-	-	237	-	-	-	-	-
Total	237	-	-	-	237	-	-	-	-	-

Corporate and Other
Impairments	-	-	-	(20)	(20)	-	-	-	-	-
Separation costs	-	-	-	(25)	(25)	(33)	(40)	(7)	(4)	(84)
Pension settlement expense	-	-	-	-	-	-	-	(82)	(5)	(87)
Premium on early debt retirement	-	-	-	-	-	-	-	(68)	-	(68)
Pending claims and settlements	-	-	-	-	-	-	-	39	20	59
Total	-	-	-	(45)	(45)	(33)	(40)	(118)	11	(180)

Discontinued Operations - Phillips 66	724	1,118	1,134	2,066	5,042	712	534	1	(15)	1,232
Discontinued Operations - Other International	52	84	68	63	267	62	35	72	(386)	(217)

Total Company	1,168	1,175	772	1,339	4,454	1,158	767	98	(329)	1,694
*Lower 48 only:	151	(1)	(1)	(47)	102	-	-	-	115	115

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income	3,042	3,419	2,631	3,410	12,502	2,955	2,289	1,813	1,441	8,498
Depreciation, depletion and amortization	1,802	1,800	1,602	1,623	6,827	1,571	1,580	1,650	1,779	6,580
Impairments	-	-	-	321	321	214	82	-	384	680
Dry hole costs and leasehold impairments	50	89	152	178	469	518	116	69	171	874
Accretion on discounted liabilities	103	106	106	107	422	105	103	100	86	394
Deferred taxes	(180)	77	296	147	340	131	284	396	586	1,397
Undistributed equity earnings	(217)	(72)	(9)	167	(131)	(77)	(179)	(153)	(187)	(596)
Gain (loss) on dispositions	(612)	(36)	260	18	(370)	(940)	(583)	(118)	(16)	(1,657)
Income from discontinued operations	(777)	(1,203)	(1,204)	(2,130)	(5,314)	(776)	(569)	(73)	401	(1,017)
Other	(119)	(33)	(51)	(200)	(403)	173	(279)	53	(403)	(456)
Net working capital changes	(229)	(1,026)	1,062	(517)	(710)	196	(766)	(297)	(372)	(1,239)
Net cash provided by continuing operations	2,863	3,121	4,845	3,124	13,953	4,070	2,078	3,440	3,870	13,458
Net cash provided by (used in) discontinued operations	(916)	3,153	768	2,688	5,693	112	272	80	-	464
Net Cash Provided by Operating Activities	1,947	6,274	5,613	5,812	19,646	4,182	2,350	3,520	3,870	13,922

Cash Flows from Investing Activities
Capital expenditures and investments	(2,443)	(2,407)	(3,109)	(3,255)	(11,214)	(3,818)	(3,623)	(3,279)	(3,452)	(14,172)
Proceeds from asset dispositions	1,757	106	91	238	2,192	1,102	464	522	44	2,132
Net sales (purchases) of short-term investments	(1,170)	(424)	(29)	2,023	400	92	505	-	-	597
Long-term collections from related parties
and other investments	50	32	45	21	148	45	23	207	660	935
Net cash used in continuing operations	(1,806)	(2,693)	(3,002)	(973)	(8,474)	(2,579)	(2,631)	(2,550)	(2,748)	(10,508)
Net cash provided by (used in) discontinued operations	(405)	10	(243)	2,097	1,459	(431)	(284)	(223)	(181)	(1,119)
Net Cash Provided by (Used in) Investing Activities	(2,211)	(2,683)	(3,245)	1,124	(7,015)	(3,010)	(2,915)	(2,773)	(2,929)	(11,627)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(367)	(11)	(41)	(515)	(934)	(47)	831	(1,967)	614	(569)
Special cash distribution from Phillips 66	-	-	-	-	-	-	7,818	-	-	7,818
Change in restricted cash	-	-	-	-	-	-	(5,000)	2,532	1,720	(748)
Issuance of company common stock	75	24	10	(13)	96	36	9	38	55	138
Repurchase of company common stock	(1,636)	(3,149)	(3,199)	(3,139)	(11,123)	(1,899)	(3,050)	(149)	-	(5,098)
Dividends paid on company common stock	(944)	(917)	(900)	(871)	(3,632)	(843)	(818)	(808)	(809)	(3,278)
Other	(183)	(174)	(185)	(142)	(684)	(199)	(170)	(178)	(178)	(725)
Net cash used in continuing operations	(3,055)	(4,227)	(4,315)	(4,680)	(16,277)	(2,952)	(380)	(532)	1,402	(2,462)
Net cash used in discontinued operations	(6)	(8)	(7)	(7)	(28)	(318)	(1,701)	-	-	(2,019)
Net Cash Used in Financing Activities	(3,061)	(4,235)	(4,322)	(4,687)	(16,305)	(3,270)	(2,081)	(532)	1,402	(4,481)

Effect of Exchange Rate Changes	43	(23)	(114)	94	-	25	(17)	9	7	24

Net Change in Cash and Cash Equivalents	(3,282)	(667)	(2,068)	2,343	(3,674)	(2,073)	(2,663)	224	2,350	(2,162)
Cash and cash equivalents at beginning of period	9,454	6,172	5,505	3,437	9,454	5,780	3,707	1,044	1,268	5,780
Cash and Cash Equivalents at End of Period	6,172	5,505	3,437	5,780	5,780	3,707	1,044	1,268	3,618	3,618

CAPITAL PROGRAM

Capital expenditures and investments
Alaska	195	196	194	190	775	186	202	208	232	828

Lower 48 and Latin America	774	761	1,247	1,100	3,882	1,267	1,288	1,339	1,357	5,251

Canada	519	209	431	602	1,761	629	428	493	634	2,184

Europe	405	524	611	682	2,222	622	735	738	765	2,860

Asia Pacific and Middle East	513	670	580	562	2,325	699	886	468	377	2,430

Other International	9	3	1	(6)	7	354	34	11	16	415

Corporate and Other	28	44	45	125	242	61	50	22	71	204
Total capital expenditures and investments	2,443	2,407	3,109	3,255	11,214	3,818	3,623	3,279	3,452	14,172

Loans and advances - Other International	-	-	-	-	-	-	-	-	-	-
Joint venture acquisition obligation (principal) - Canada	170	173	175	177	695	180	183	183	188	734
Total Capital Program	2,613	2,580	3,284	3,432	11,909	3,998	3,806	3,462	3,640	14,906
Capital Program for Algeria, Nigeria and Kashagan for full-year 2012 was $817 million.

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)
Continuing operations, including equity affiliates	1,644	1,584	1,481	1,538	1,561	1,581	1,489	1,470	1,566	1,527
Discontinued operations (Algeria and Nigeria)	58	56	57	59	58	56	53	55	41	51
Total, including equity affiliates	1,702	1,640	1,538	1,597	1,619	1,637	1,542	1,525	1,607	1,578

Crude Oil (MBD)
Consolidated operations	633	591	525	558	577	590	554	528	598	567
Equity affiliates	53	48	41	37	45	34	31	25	21	28
Total continuing operations	686	639	566	595	622	624	585	553	619	595
Discontinued operations (Algeria and Nigeria)	30	29	27	28	28	26	23	25	17	23
Total	716	668	593	623	650	650	608	578	636	618
Over (under) lifting of crude oil (MBD)*	11	9	7	5	8	(11)	29	32	25	19
*Includes continuing and discontinued opertaions.

NGL (MBD)
Consolidated operations	134	136	138	149	138	155	143	144	152	148
Equity affiliates	7	8	7	7	7	8	7	7	8	8
Total continuing operations	141	144	145	156	145	163	150	151	160	156
Discontinued operations (Nigeria)	3	2	3	4	4	3	4	4	3	4
Total	144	146	148	160	149	166	154	155	163	160

Bitumen (MBD)
Consolidated operations	11	8	11	11	10	11	11	12	12	12
Equity affiliates	53	59	53	62	57	73	77	80	94	81
Total	64	67	64	73	67	84	88	92	106	93

Natural Gas (MMCFD)
Consolidated operations	4,009	3,879	3,757	3,822	3,867	3,756	3,509	3,588	3,592	3,611
Equity affiliates	507	521	479	462	492	505	491	449	497	485
Total continuing operations	4,516	4,400	4,236	4,284	4,359	4,261	4,000	4,037	4,089	4,096
Discontinued operations (Nigeria)	153	152	161	163	157	161	153	162	120	149
Total	4,669	4,552	4,397	4,447	4,516	4,422	4,153	4,199	4,209	4,245

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI spot	93.98	102.44	89.70	94.07	95.05	102.99	93.44	92.11	88.09	94.16
WCS spot	71.47	84.88	75.38	81.64	78.34	75.99	73.62	77.25	61.33	72.05
Brent dated	104.97	117.36	113.46	109.31	111.27	118.49	108.19	109.61	110.02	111.58
JCC	81.77	96.86	110.35	113.35	100.59	111.43	116.70	121.99	105.85	113.99
Natural Gas ($/MMBTU)
Henry Hub first of month	4.11	4.32	4.20	3.54	4.04	2.72	2.21	2.80	3.41	2.79

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	97.98	112.88	106.35	106.18	105.68	111.91	105.77	102.79	103.16	105.86
Equity affiliates	98.83	108.48	104.11	102.10	103.42	111.37	99.28	96.57	100.90	102.80
Total continuing operations	98.04	112.54	106.19	105.92	105.52	111.88	105.43	102.54	103.08	105.72
Discontinued operations (Algeria and Nigeria)	105.40	121.24	114.84	111.58	113.43	122.73	108.92	106.97	112.15	112.90
Total	98.35	112.95	106.61	106.14	105.87	112.33	105.56	102.72	103.33	105.98

NGL ($/BBL)
Consolidated operations	51.94	56.75	55.82	54.46	54.79	53.26	42.77	40.02	42.38	44.62
Equity affiliates	72.58	73.49	70.79	65.48	70.62	88.24	70.28	62.18	86.97	77.30
Total continuing operations	53.40	57.74	56.64	55.06	55.73	55.03	44.36	41.08	44.93	46.36
Discontinued operations (Nigeria)	13.82	12.88	12.60	14.84	13.63	11.97	15.34	14.26	11.06	13.30
Total	52.27	56.88	55.61	54.03	54.71	54.11	43.55	40.39	44.15	45.55

Bitumen ($/BBL)
Consolidated operations	47.94	56.91	45.79	69.04	55.16	64.95	54.75	56.23	55.29	57.58
Equity affiliates	56.15	67.05	60.65	70.42	63.93	60.04	50.85	56.95	47.43	53.39
Total	54.77	65.74	58.14	70.20	62.56	60.66	51.38	56.86	48.32	53.91

Natural Gas ($/MCF)
Consolidated operations	5.67	5.93	5.91	5.60	5.78	5.20	4.72	4.86	5.50	5.07
Equity affiliates*	2.52	4.97	8.33	8.22	5.93	8.62	8.98	8.66	7.90	8.54
Total continuing operations	5.32	5.82	6.18	5.88	5.80	5.61	5.25	5.28	5.79	5.48
Discontinued operations (Nigeria)	2.15	2.10	2.36	2.36	2.25	2.53	2.51	2.84	2.32	2.57
Total*	5.22	5.70	6.04	5.75	5.67	5.49	5.14	5.18	5.69	5.38
*Prior periods have been restated to reflect revised equity affiliates natural gas prices.

Exploration Expenses ($ Millions)
Dry holes	9	48	112	141	310	6	64	6	79	155
Leasehold impairment	41	41	40	37	159	512	52	63	92	719
Total noncash expenses	50	89	152	178	469	518	116	69	171	874
Other (G&A, G&G and lease rentals)	120	166	109	174	569	157	149	146	174	626
Total exploration expenses	170	255	261	352	1,038	675	265	215	345	1,500

U.S. exploration expenses	69	108	105	114	396	87	96	106	126	415
International exploration expenses	101	147	156	238	642	588	169	109	219	1,085

DD&A ($ Millions)
Alaska	136	151	134	155	576	134	134	117	131	516
Lower 48 and Latin America	514	531	552	559	2,156	603	625	657	719	2,604
Canada	380	396	382	348	1,506	324	333	355	326	1,338
Europe	442	400	283	317	1,442	266	246	214	267	993
Asia Pacific and Middle East	307	303	231	223	1,064	211	210	274	303	998
Other International	6	-	-	1	7	9	11	12	13	45
Corporate and Other	17	19	20	20	76	24	21	21	20	86
Total DD&A	1,802	1,800	1,602	1,623	6,827	1,571	1,580	1,650	1,779	6,580

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	198	207	187	210	200	208	190	157	196	188
Lower 48	83	88	95	107	94	117	115	124	136	123
Canada	12	11	12	12	12	13	14	14	13	13
Norway	125	111	108	114	114	112	103	97	103	104
United Kingdom	59	57	42	43	50	44	35	20	27	31
Europe	184	168	150	157	164	156	138	117	130	135
Australia/Timor-Leste	19	17	17	16	18	17	15	18	16	16
China	77	70	35	26	52	23	31	48	54	39
Indonesia	10	11	12	11	11	10	8	9	9	9
Malaysia	-	-	-	-	-	-	-	-	4	1
Vietnam	22	19	17	15	18	11	-	-	-	3
AP/ME	128	117	81	68	99	61	54	75	83	68
Libya	28	-	-	4	8	35	43	41	40	40
Other International	28	-	-	4	8	35	43	41	40	40
Total consolidated operations	633	591	525	558	577	590	554	528	598	567
Equity affiliates	53	48	41	37	45	34	31	25	21	28
Total continuing operations	686	639	566	595	622	624	585	553	619	595
Discontinued operations (Algeria and Nigeria)	30	29	27	28	28	26	23	25	17	23
Total	716	668	593	623	650	650	608	578	636	618

NGL (MBD)
Consolidated operations
Alaska	16	16	12	17	15	18	16	10	17	16
Lower 48	67	72	79	79	74	84	83	87	87	85
Canada	25	25	25	31	26	25	22	25	24	24
Norway	6	6	5	5	6	5	4	3	3	4
United Kingdom	6	6	4	5	5	5	4	2	4	3
Europe	12	12	9	10	11	10	8	5	7	7
Australia/Timor-Leste	13	11	13	12	12	12	9	12	12	11
Indonesia	1	-	-	-	-	6	5	5	5	5
AP/ME	14	11	13	12	12	18	14	17	17	16
Total consolidated operations	134	136	138	149	138	155	143	144	152	148
Equity affiliates	7	8	7	7	7	8	7	7	8	8
Total continuing operations	141	144	145	156	145	163	150	151	160	156
Discontinued operations (Nigeria)	3	2	3	4	4	3	4	4	3	4
Total	144	146	148	160	149	166	154	155	163	160

Bitumen (MBD)
Consolidated operations	11	8	11	11	10	11	11	12	12	12
Equity affiliates	53	59	53	62	57	73	77	80	94	81
Total	64	67	64	73	67	84	88	92	106	93

Natural Gas (MMCFD)
Consolidated operations
Alaska	67	62	56	59	61	59	56	51	56	55
Lower 48	1,522	1,589	1,561	1,547	1,556	1,502	1,456	1,507	1,508	1,493
Canada	944	947	929	891	928	863	864	874	826	857
Norway	208	130	130	185	163	195	141	127	176	160
United Kingdom	543	457	381	472	463	437	399	287	302	356
Europe	751	587	511	657	626	632	540	414	478	516
Australia/Timor-Leste	237	236	253	209	234	249	159	261	251	230
China	-	-	-	-	-	-	1	4	5	3
Indonesia	467	445	437	451	450	441	427	444	438	437
Vietnam	16	13	10	7	11	7	-	-	-	2
AP/ME	720	694	700	667	695	697	587	709	694	672
Libya	5	-	-	1	1	3	6	33	30	18
Other International	5	-	-	1	1	3	6	33	30	18
Total consolidated operations	4,009	3,879	3,757	3,822	3,867	3,756	3,509	3,588	3,592	3,611
Equity affiliates	507	521	479	462	492	505	491	449	497	485
Total continuing operations	4,516	4,400	4,236	4,284	4,359	4,261	4,000	4,037	4,089	4,096
Discontinued operations (Nigeria)	153	152	161	163	157	161	153	162	120	149
Total	4,669	4,552	4,397	4,447	4,516	4,422	4,153	4,199	4,209	4,245

Total (MBOED)
Consolidated operations
Alaska	225	233	208	237	225	236	215	176	222	213
Lower 48	404	425	434	444	428	451	441	462	475	457
Canada	205	203	203	202	203	193	191	197	187	192
Norway	166	139	136	150	147	149	131	121	135	135
United Kingdom	155	139	109	127	132	122	105	70	81	93
Europe	321	278	245	277	279	271	236	191	216	228
Australia/Timor-Leste	72	67	72	63	69	70	51	73	69	66
China	77	70	35	26	52	23	31	49	55	40
Indonesia	89	85	85	86	86	90	84	88	87	87
Malaysia	-	-	-	-	-	-	-	-	4	1
Vietnam	25	21	18	16	20	12	-	-	-	3
AP/ME	263	243	210	191	227	195	166	210	215	197
Libya	29	-	-	4	8	36	43	47	45	43
Other International	29	-	-	4	8	36	43	47	45	43
Total consolidated operations	1,447	1,382	1,300	1,355	1,370	1,382	1,292	1,283	1,360	1,330
Equity affiliates	197	202	181	183	191	199	197	187	206	197
Total continuing operations	1,644	1,584	1,481	1,538	1,561	1,581	1,489	1,470	1,566	1,527
Discontinued operations (Algeria and Nigeria)	58	56	57	59	58	56	53	55	41	51
Total	1,702	1,640	1,538	1,597	1,619	1,637	1,542	1,525	1,607	1,578

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	95.56	113.75	107.26	108.51	105.95	112.20	112.38	106.53	106.91	109.62
Lower 48	88.01	99.70	89.13	94.07	92.79	99.00	89.61	90.06	88.63	91.67
Canada	78.34	94.19	85.02	86.98	86.04	83.85	74.76	77.19	77.71	78.26
Norway	106.55	119.97	116.01	111.33	113.05	122.49	109.50	111.74	111.87	113.80
United Kingdom	99.40	112.33	112.62	108.55	108.85	116.54	111.55	104.55	109.54	110.31
Europe	105.03	117.40	115.03	110.41	111.82	121.25	109.89	109.67	111.51	113.08
Australia/Timor-Leste	102.61	115.64	108.76	105.35	108.05	113.00	103.53	105.47	103.31	106.66
China	100.54	116.85	114.31	114.74	109.98	122.02	113.71	107.68	105.01	109.94
Indonesia	96.22	108.04	104.13	101.25	102.52	109.16	96.96	91.45	93.95	98.21
Malaysia	-	-	-	-	-	-	-	-	-	-
Vietnam	107.37	121.92	118.29	116.23	115.50	126.02	-	-	-	126.02
AP/ME	101.63	116.69	112.44	110.53	109.84	117.66	109.12	105.12	103.34	108.20
Libya	98.30	-	-	-	98.30	121.68	109.52	108.00	109.95	110.75
Other International	98.30	-	-	-	98.30	121.68	109.52	108.00	109.95	110.75
Total consolidated operations	97.98	112.88	106.35	106.18	105.68	111.91	105.77	102.79	103.16	105.86
Equity affiliates	98.83	108.48	104.11	102.10	103.42	111.37	99.28	96.57	100.90	102.80
Total continuing operations	98.04	112.54	106.19	105.92	105.52	111.88	105.43	102.54	103.08	105.72
Discontinued operations (Algeria and Nigeria)	105.40	121.24	114.84	111.58	113.43	122.73	108.92	106.97	112.15	112.90
Total	98.35	112.95	106.61	106.14	105.87	112.33	105.56	102.72	103.33	105.98

NGL ($/BBL)
Consolidated operations
Lower 48	45.94	51.45	52.25	51.81	50.55	44.90	34.62	31.40	31.32	35.45
Canada	54.26	60.23	58.90	54.48	56.84	54.13	48.66	45.31	46.28	48.64
Norway	54.05	58.91	56.85	57.89	57.20	57.56	53.57	55.56	72.71	59.22
United Kingdom	63.44	61.31	59.99	60.16	61.42	61.10	56.38	59.72	74.83	63.84
Europe	59.68	60.04	58.05	58.88	59.19	59.29	54.81	57.62	73.94	61.53
Australia/Timor-Leste	73.42	78.23	71.77	68.27	72.97	88.97	70.98	74.68	85.00	80.03
Indonesia	66.26	-	-	-	66.26	90.85	72.30	63.40	84.60	77.58
AP/ME	73.02	78.23	71.77	68.27	72.87	89.56	71.39	71.06	84.88	79.26
Total consolidated operations	51.94	56.75	55.82	54.46	54.79	53.26	42.77	40.02	42.38	44.62
Equity affiliates	72.58	73.49	70.79	65.48	70.62	88.24	70.28	62.18	86.97	77.30
Total continuing operations	53.40	57.74	56.64	55.06	55.73	55.03	44.36	41.08	44.93	46.36
Discontinued operations (Nigeria)	13.82	12.88	12.60	14.84	13.63	11.97	15.34	14.26	11.06	13.30
Total	52.27	56.88	55.61	54.03	54.71	54.11	43.55	40.39	44.15	45.55

Bitumen ($/BBL)
Consolidated operations	47.94	56.91	45.79	69.04	55.16	64.95	54.75	56.23	55.29	57.58
Equity affiliates	56.15	67.05	60.65	70.42	63.93	60.04	50.85	56.95	47.43	53.39
Total	54.77	65.74	58.14	70.20	62.56	60.66	51.38	56.86	48.32	53.91

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.93	4.66	5.04	4.69	4.56	4.68	3.93	3.97	4.28	4.22
Lower 48	4.11	4.22	4.15	3.48	3.99	2.65	2.10	2.64	3.24	2.67
Canada	3.59	3.74	3.56	2.93	3.46	1.98	1.61	2.05	2.92	2.13
Norway	9.61	10.57	9.89	10.09	10.00	10.40	9.58	8.47	10.26	9.77
United Kingdom	8.18	9.25	8.78	9.80	8.99	9.80	9.49	9.06	10.72	9.76
Europe	8.59	9.57	9.08	9.88	9.26	9.98	9.52	8.87	10.56	9.76
Australia/Timor-Leste*	0.81	0.90	1.16	1.12	1.00	1.10	1.10	1.18	1.12	1.12
China	-	-	-	-	-	-	2.46	2.44	2.39	2.41
Indonesia	9.43	10.98	10.18	10.01	10.14	10.37	12.85	9.94	10.14	10.80
Vietnam	1.16	1.11	1.07	1.19	1.13	1.15	-	-	-	1.15
AP/ME	8.82	9.80	10.68	9.99	9.82	10.40	11.47	10.64	10.15	10.63
Libya	0.09	-	-	-	0.09	0.09	0.09	6.77	5.19	5.55
Other International	0.09	-	-	-	0.09	0.09	0.09	6.77	5.19	5.55
Total consolidated operations	5.67	5.93	5.91	5.60	5.78	5.20	4.72	4.86	5.50	5.07
Equity affiliates**	2.52	4.97	8.33	8.22	5.93	8.62	8.98	8.66	7.90	8.54
Total continuing operations	5.32	5.82	6.18	5.88	5.80	5.61	5.25	5.28	5.79	5.48
Discontinued operations (Nigeria)	2.15	2.10	2.36	2.36	2.25	2.53	2.51	2.84	2.32	2.57
Total**	5.22	5.70	6.04	5.75	5.67	5.49	5.14	5.18	5.69	5.38
*Excludes transfers to Darwin LNG plant.
**Prior periods have been restated to reflect revised equity affiliates natural gas prices.

		2011					2012
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)		(295)	(210)	(211)	(244)	(960)	(311)	(262)	(254)	(166)	(993)

Detail of Earnings (Loss) ($ Millions)
Net interest expense*		(189)	(175)	(174)	(172)	(710)	(161)	(160)	(214)	(113)	(648)
Corporate G&A expenses		(61)	(43)	(33)	(53)	(190)	(74)	(44)	(128)	(67)	(313)
Technology**		2	(3)	44	(28)	15	(18)	(22)	46	(10)	(4)
Separation costs		-	-	-	(25)	(25)	(33)	(40)	(7)	(4)	(84)
Other*		(47)	11	(48)	34	(50)	(25)	4	49	28	56
Total		(295)	(210)	(211)	(244)	(960)	(311)	(262)	(254)	(166)	(993)
*The second quarter of 2012 has been recast to reclassify certain costs between “Net interest expense” and “Other”.
**Includes investment in new technologies or businesses outside of our normal scope of operations and is net of licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense		(337)	(326)	(325)	(332)	(1,320)	(309)	(315)	(294)	(303)	(1,221)
Capitalized interest		112	115	125	136	488	146	145	157	167	615
Interest revenue		36	23	16	19	94	11	18	7	60	96
Premium on early debt retirement		-	-	-	-	-	-	-	(79)	-	(79)
Total		(189)	(188)	(184)	(177)	(738)	(152)	(152)	(209)	(76)	(589)

Debt
Total debt ($ Millions)		23,210	23,196	23,150	22,623	22,623	28,360	23,008	21,117	21,725	21,725
Debt-to-capital ratio (%)		25%	25%	26%	26%	26%	30%	33%	31%	31%	31%

Equity ($ Millions)		70,536	70,593	66,340	65,749	65,749	67,057	46,443	47,877	48,427	48,427

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
FX	Foreign Currency
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
R&D	Research and Development
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMCFD	Millions of Cubic Feet per Day